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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2005
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                          Universal Display Corporation
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                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                 1-12031                   23-2372688
      ---------------           ----------------          ------------------
      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
       Incorporation)

           375 Phillips Boulevard
                  Ewing, NJ                                     08618
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    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 29, 2005, Universal Display Corporation (the "Company") entered into an OLED Materials Supply and Service Agreement with PPG Industries, Inc. This Agreement is effective as of January 1, 2006, and extends the term of the Company's existing relationship with PPG Industries through December 31, 2008. Under the new agreement, PPG Industries will continue to assist the Company developing its proprietary OLED materials and supplying the Company with those materials for evaluation purposes and for resale to the Company's customers. The financial terms of the new agreement are substantially similar to those of our existing Development and License Agreement and Supply Agreement with PPG Industries, including a requirement that the Company pay PPG Industries in a combination of cash and Company common stock. The relationship between the parties through December 31, 2005, will continue to be governed pursuant to the terms of the current agreements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNIVERSAL DISPLAY CORPORATION


                                 By:  /s/ Sidney D. Rosenblatt
                                      -----------------------------------------
                                      Sidney D. Rosenblatt
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary


Dated: August 5, 2005

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